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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

TEL Offshore Trust
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	1-6910 (Commission File Number)	76-6004064 (I.R.S. Employer Identification No.)
JPMorgan Chase Bank, Trustee Institutional Trust Services 700 Lavaca Street Austin, Texas (Address of principal executive offices)	78701 (Zip Code)

Registrant's Telephone Number, including area code: (512) 479-2562

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

  99.1
  Tel Offshore Trust's press release dated July 1, 2004.

ITEMS 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On July 1, 2004, the Registrant issued a press release announcing that there would not be a second quarter distribution and announcing Tel Offshore Trust's second quarter summary results of operations. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        This Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL Offshore Trust
By: JPMorgan Chase Bank, as Corporate Trustee
By:	/s/ MIKE ULRICH Mike Ulrich Vice President and Trust Officer

Date: July 1, 2004

Exhibit Index

Exhibit Number	Description
99.1	Tel Offshore Trust's press release dated July 1, 2004.

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SIGNATURES